345 E. Main St.
Warsaw, IN 46580
www.zimmerbiomet.com	Exhibit 99.1

Media	Investors
Meredith Weissman	Zach Weiner
(703) 346-3127	(908) 591-6955
meredith.weissman@zimmerbiomet.com	zach.weiner@zimmerbiomet.com

Heather Zoumas-Lubeski
(445) 248-0577
heather.zoumaslubeski@zimmerbiomet.com

Zimmer Biomet Announces

Second Quarter 2023 Financial Results

•
Second quarter net sales of $1.870 billion increased 4.9% and 6.0% on a constant currency1 basis
•
Second quarter diluted earnings per share were $1.00; adjusted1 diluted earnings per share were $1.82
•
Company raises 2023 financial guidance

(WARSAW, IN) August 1, 2023 — Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH) today reported financial results for the quarter ended June 30, 2023. The Company reported second quarter net sales of $1.870 billion, an increase of 4.9% over the prior year period, and an increase of 6.0% on a constant currency1 basis. Net earnings for the second quarter were $209.6 million, or $382.8 million on an adjusted1 basis.

Diluted earnings per share were $1.00 for the second quarter, and adjusted1 diluted earnings per share were $1.82.

1.
Reconciliations of these measures to the corresponding U.S. generally accepted accounting principles measures are included in this press release.

“Our performance and execution in Q2 allowed us to deliver another strong quarter that was above our expectations, despite ongoing challenges in the macroenvironment,” said Bryan Hanson, Chairman, President and CEO of Zimmer Biomet. “We are raising our financial guidance for the rest of 2023 based on our confidence in our business performance, the strength of our innovation pipeline and the Zimmer Biomet team’s ability to deliver for our key stakeholders.”

Recent Highlights

Aligned with the ongoing transformation of Zimmer Biomet's business, key recent highlights include:

•
U.S. Food and Drug Administration 510k clearance for ActivBraid™, the first biointegrative high strength suture for tissue repair in orthopedic applications, demonstrating momentum in our growing Sports Medicine portfolio following the acquisition of Embody, Inc. in the first quarter of 2023.
•
Certification in India, Poland, Puerto Rico, Switzerland and the U.S. by Great Place to Work®, which recognizes employers who create an outstanding employee experience. This was the second consecutive certification in the U.S. for Zimmer Biomet and the first entries and certifications in the other countries.
•
Continued progress in our Environmental, Social and Governance (ESG) programs with publication of our 2022 Sustainability Report and improvement in the MSCI ESG rating to “AA”, primarily due to product quality and safety progress. We also saw an improvement in our Sustainalytics ESG rating for the third consecutive year.

Geographic and Product Category Sales

The following sales tables provide results by geography and product category for the three and six-month periods ended June 30, 2023, as well as the percentage change compared to the applicable prior year period, on both a reported basis and a constant currency basis.

NET SALES - THREE MONTHS ENDED JUNE 30, 2023
(in millions, unaudited)

			Constant
	Net		Currency
	Sales	% Change	% Change
Geographic Results
United States	$1,068.9	5.0%	5.0%
International	800.7	4.8	7.2
Total	$1,869.6	4.9%	6.0%
Product Categories
Knees
United States	$437.7	9.8%	9.8%
International	333.7	8.9	11.4
Total	771.4	9.4	10.5
Hips
United States	254.3	2.7	2.7
International	250.0	4.3	7.1
Total	504.3	3.5	4.9
S.E.T. *	442.7	(0.8)	(0.3)
Other	151.2	5.5	6.5
Total	$1,869.6	4.9%	6.0%

* Sports Medicine, Extremities, Trauma, Craniomaxillofacial and Thoracic

NET SALES - SIX MONTHS ENDED JUNE 30, 2023
(in millions, unaudited)

			Constant
	Net		Currency
	Sales	% Change	% Change
Geographic Results
United States	$2,129.2	8.7%	8.7%
International	1,571.4	5.7	10.5
Total	$3,700.6	7.4%	9.5%
Product Categories
Knees
United States	$885.9	13.9%	13.9%
International	648.0	9.8	14.7
Total	1,533.9	12.1	14.2
Hips
United States	506.6	7.3	7.3
International	490.5	5.2	10.2
Total	997.1	6.3	8.8
S.E.T. *	876.1	1.5	2.9
Other	293.5	6.4	8.7
Total	$3,700.6	7.4%	9.5%

* Sports Medicine, Extremities, Trauma, Craniomaxillofacial and Thoracic

Amounts reported in millions are computed based on the actual amounts. As a result, the sum of the components reported in millions may not equal the total amount reported in millions due to rounding. Percentages presented are calculated from the underlying unrounded amounts.

Financial Guidance

The Company is providing the following updated full-year 2023 financial guidance:

Projected Year Ending December 31, 2023
	Previous Guidance	Updated Guidance
2023 Reported Revenue Change	5.0% - 6.0%	6.5% - 7.0%
Foreign Currency Exchange Impact	(1.0)%	(0.5)%
Adjusted Diluted EPS(1)	$7.40 - $7.50	$7.47 - $7.57

(1)

This measure is a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. See “Forward-Looking Non-GAAP Financial Measures” below, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that this forward-looking non-GAAP financial measure may be materially different from the corresponding GAAP financial measure.

Conference Call

The Company will conduct its second quarter investor conference call today, August 1, 2023, at 8:30 a.m. ET. The audio webcast can be accessed via Zimmer Biomet's Investor Relations website at https://investor.zimmerbiomet.com. It will be archived for replay following the conference call.

About the Company

Zimmer Biomet is a global medical technology leader with a comprehensive portfolio designed to maximize mobility and improve health. We seamlessly transform the patient experience through our innovative products and suite of integrated digital and robotic technologies that leverage data, data analytics and artificial intelligence.

With 90+ years of trusted leadership and proven expertise, Zimmer Biomet is positioned to deliver the highest quality solutions to patients and providers. Our legacy continues to come to life today through our progressive culture of evolution and innovation.

For more information about our product portfolio, our operations in 25+ countries and sales in 100+ countries or about joining our team, visit www.zimmerbiomet.com or follow Zimmer Biomet on Twitter at www.twitter.com/zimmerbiomet.

Website Information

We routinely post important information for investors on our website, www.zimmerbiomet.com, in the “Investor Relations” section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts.

The information contained on, or that may be accessed through, our website or any other website referenced herein is not incorporated by reference into, and is not a part of, this document.

Note on Non-GAAP Financial Measures

This press release includes non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

Net sales change information for the three and six-month periods ended June 30, 2023 is presented on a GAAP (reported) basis and on a constant currency basis. Constant currency percentage changes exclude the effects of foreign currency exchange rates. They are calculated by translating current and prior-period sales at the same predetermined exchange rate. The translated results are then used to determine year-over-year percentage increases or decreases.

Net earnings and diluted earnings per share for the three and six-month periods ended June 30, 2023, net earnings and diluted earnings per share for the three-month period ended June 30, 2022, and net earnings and diluted earnings per share from continuing operations for the six-month period ended June 30, 2022 are presented on a GAAP (reported) basis and on an adjusted basis. Adjusted earnings and adjusted diluted earnings per share exclude the effects of certain items, which are detailed in the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures presented later in this press release.

Free cash flow from continuing operations is an additional non-GAAP measure that is presented in this press release. Free cash flow from continuing operations is computed by deducting additions to instruments and other property, plant and equipment from net cash provided by operating activities from continuing operations.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this press release. This press release also contains supplemental reconciliations of additional non-GAAP financial measures that the Company presents in other contexts. These additional non-GAAP financial measures are computed from the most directly comparable GAAP financial measure as indicated in the applicable reconciliation.

Management uses non-GAAP financial measures internally to evaluate the performance of the business. Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating the performance of the Company. Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income but that do not impact the fundamentals of our operations. The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP measures. In addition, constant currency sales changes, adjusted operating profit, adjusted diluted earnings per share and free cash flow are used as performance metrics in our incentive compensation programs.

Forward-Looking Non-GAAP Financial Measures

This press release also includes certain forward-looking non-GAAP financial measures for the year ending December 31, 2023. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, we exclude the impact of certain charges related to initial compliance with the European Union Medical Device Regulation; restructuring and other cost reduction initiatives; acquisition, integration, divestiture and related; and certain legal and tax matters. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management's plans may change. In addition, the Company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding financial guidance, the continuation, recovery and/or stabilization of the COVID-19 pandemic and macro pressures, including the impact on our business, and any statements about our forecasts, expectations, plans, intentions, strategies or prospects. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: the effects of business disruptions such as the COVID-19 pandemic either alone or in combination with other risks on our business and operations; the risks and uncertainties related to our ability to successfully execute our restructuring plans; control of costs and expenses; our ability to attract, retain and develop the highly skilled employees, senior management, independent agents and distributors we need to support our business; the possibility that the anticipated synergies and other benefits from mergers and acquisitions will not be realized, or will not be realized within the expected time periods; the risks and uncertainties related to our ability to successfully integrate the operations, products, employees and distributors of acquired companies; the effect of the potential disruption of management’s attention from ongoing business operations due to integration matters related to mergers and acquisitions; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; the ability to form and implement alliances; dependence on a limited number of suppliers for key raw materials and other inputs and for outsourced activities; the risk of disruptions in the supply of materials and components used in manufacturing or sterilizing our products; supply and prices of raw materials and products; breaches or failures of our information technology systems or products, including by cyberattack, unauthorized access or theft; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration (FDA) and foreign government regulators, such as more stringent requirements for regulatory clearance of products; the outcome of government investigations; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; competition; pricing pressures; changes in customer demand for our products and services caused by demographic changes or other factors; the impact of healthcare reform and cost containment measures, including efforts sponsored by government agencies, legislative bodies, the private sector and healthcare purchasing organizations, through reductions in reimbursement levels and otherwise; the impact of substantial indebtedness on our ability to service our debt obligations and/or refinance amounts outstanding under our debt obligations at maturity on terms favorable to us, or at all; changes in tax obligations arising from examinations by tax authorities and from changes in tax laws in jurisdictions where we do business, including those expected to occur as a result of the “base erosion and profit shifting” project (“Pillar 2”) undertaken by the Organisation for Economic Co-operation and Development (“OECD”) and otherwise; challenges to the tax-free nature of the ZimVie Inc. ("ZimVie") spinoff transaction and the subsequent liquidation of our retained interest in ZimVie; the risk of additional tax liability due to the recategorization of our independent agents and distributors to employees; the risk that material impairment of the carrying value of our intangible assets, including goodwill, could negatively affect our operating results; changes in general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; changes in general industry and market conditions, including domestic and international growth, inflation and currency exchange rates; the domestic and international business impact of political, social and economic instability, tariffs, trade restrictions and embargoes, sanctions, wars, disputes and other conflicts, including on our ability to operate in, export from or collect accounts receivable in affected countries; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the FDA and foreign government regulators relating to medical products, healthcare fraud and abuse laws and data privacy and security laws; the success of our quality and operational excellence initiatives; the ability to remediate matters identified in inspectional observations or warning letters issued by the FDA and other regulators, while continuing to satisfy the demand for our products; product liability, intellectual property and commercial litigation losses; and the ability to obtain and maintain adequate intellectual property protection. A further list and description of these risks and uncertainties and other factors can be found in our Annual Report on Form 10-K for the year ended December 31, 2022, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and our subsequent filings with the Securities and Exchange Commission (SEC). Copies of these filings are available online at www.sec.gov, www.zimmerbiomet.com or on request from us. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the SEC. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this press release are cautioned not to rely on these forward-looking statements since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this press release.

Note: Amounts reported in millions within this press release are computed based on the actual amounts. As a result, the sum of the components reported in millions may not equal the total amount reported in millions due to rounding. Certain columns and rows within tables may not add due to the use of rounded numbers. Percentages presented are calculated from the underlying unrounded amounts.

###

ZIMMER BIOMET HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2023 and 2022
(in millions, except per share amounts, unaudited)

	2023	2022
Net Sales	$1,869.6	$1,781.8
Cost of products sold, excluding intangible asset amortization	525.5	511.0
Intangible asset amortization	138.2	133.0
Research and development	118.1	99.4
Selling, general and administrative	725.8	695.2
Intangible asset impairment	-	3.0
Restructuring and other cost reduction initiatives	24.4	57.0
Quality remediation	-	7.8
Acquisition, integration, divestiture and related	7.9	(5.5)
Operating expenses	1,539.9	1,500.9
Operating Profit	329.6	280.9
Other expense, net	(1.2)	(42.6)
Interest expense, net	(51.6)	(38.8)
Earnings before income taxes	276.8	199.5
Provision for income taxes	66.9	45.5
Net Earnings	209.9	154.0
Less: Net earnings attributable to noncontrolling interest	0.2	0.3
Net Earnings of Zimmer Biomet Holdings, Inc.	$209.6	$153.7

Earnings Per Common Share
Basic	$1.00	$0.73
Diluted	$1.00	$0.73
Weighted Average Common Shares Outstanding
Basic	208.6	209.6
Diluted	209.9	210.3

ZIMMER BIOMET HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2023 and 2022
(in millions, except per share amounts, unaudited)

	2023	2022
Net Sales	$3,700.6	$3,445.0
Cost of products sold, excluding intangible asset amortization	1,026.3	1,011.0
Intangible asset amortization	271.6	263.8
Research and development	228.5	196.3
Selling, general and administrative	1,441.8	1,379.7
Intangible asset impairment	-	3.0
Restructuring and other cost reduction initiatives	66.3	100.9
Quality remediation	-	14.3
Acquisition, integration, divestiture and related	9.1	(3.3)
Operating expenses	3,043.6	2,965.7
Operating Profit	656.9	479.3
Other income (expense), net	6.5	(98.7)
Interest expense, net	(99.8)	(79.9)
Earnings from continuing operations before income taxes	563.6	300.7
Provision for income taxes from continuing operations	121.0	73.5
Net Earnings from continuing operations	442.6	227.2
Less: Net earnings attributable to noncontrolling interest	0.5	0.5
Net Earnings from Continuing Operations of Zimmer Biomet Holdings, Inc.	442.1	226.7
Loss from discontinued operations, net of taxes	-	(58.8)
Net Earnings of Zimmer Biomet Holdings, Inc.	$442.1	$167.9

Earnings Per Common Share - Basic
Earnings from continuing operations	$2.12	$1.08
Loss from discontinued operations	-	(0.28)
Net Earnings Per Common Share - Basic	$2.12	$0.80
Earnings Per Common Share - Diluted
Earnings from continuing operations	$2.10	$1.08
Loss from discontinued operations	-	(0.28)
Net Earnings Per Common Share - Diluted	$2.10	$0.80
Weighted Average Common Shares Outstanding
Basic	209.0	209.4
Diluted	210.1	210.2

ZIMMER BIOMET HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)

	June 30,	December 31,
	2023	2022
Assets
Cash and cash equivalents	$319.8	$375.7
Receivables, net	1,367.3	1,381.5
Inventories	2,275.8	2,147.2
Other current assets	425.1	522.9
Total current assets	4,387.9	4,427.3
Property, plant and equipment, net	1,975.0	1,872.5
Goodwill	8,743.7	8,580.2
Intangible assets, net	5,027.7	5,063.8
Other assets	1,160.0	1,122.2
Total Assets	$21,294.3	$21,066.0
Liabilities and Stockholders' Equity
Current liabilities	$1,713.8	$1,813.9
Current portion of long-term debt	520.0	544.3
Other long-term liabilities	1,492.6	1,528.6
Long-term debt	5,189.4	5,152.2
Stockholders' equity	12,378.6	12,027.0
Total Liabilities and Stockholders' Equity	$21,294.3	$21,066.0

ZIMMER BIOMET HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2023 and 2022
(in millions, unaudited)

	2023	2022
Cash flows provided by (used in) operating activities from continuing operations
Net earnings from continuing operations	$442.6	$227.2
Depreciation and amortization	469.3	466.5
Share-based compensation	58.9	50.8
Intangible asset impairment	-	3.0
(Gain) loss on investment in ZimVie Inc.	(2.5)	84.3
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	13.8	13.0
Receivables	8.0	(81.8)
Inventories	(148.0)	(26.4)
Accounts payable and accrued liabilities	(185.2)	(49.9)
Other assets and liabilities	(1.3)	(25.5)
Net cash provided by operating activities from continuing operations	655.6	661.2
Cash flows provided by (used in) investing activities from continuing operations
Additions to instruments	(168.3)	(120.6)
Additions to other property, plant and equipment	(144.0)	(77.3)
Net investment hedge settlements	19.0	33.9
Acquisition of intellectual property rights	(73.3)	-
Business combination investments, net of acquired cash	(32.9)	(99.8)
Investments in other assets	7.0	(60.5)
Net cash used in investing activities from continuing operations	(392.5)	(324.3)
Cash flows provided by (used in) financing activities from continuing operations
Proceeds from revolving facility	570.0	220.0
Payments on revolving facility	(425.0)	(220.0)
Redemption of senior notes	(86.3)	(750.0)
Payment on term loan	(33.9)	-
Dividends paid to stockholders	(100.6)	(100.5)
Proceeds from employee stock compensation plans	61.1	45.0
Distribution from ZimVie Inc.	-	540.6
Business combination contingent consideration payments	(10.3)	-
Deferred business combination payments	(4.0)	-
Repurchase of common stock	(281.9)	-
Other financing activities	(5.2)	(3.5)
Net cash used in financing activities from continuing operations	(316.1)	(268.4)
Cash flows provided by (used in) discontinued operations
Net cash used in operating activities	-	(71.5)
Net cash used in investing activities	-	(7.2)
Net cash used in financing activities	-	(68.1)
Net cash used in discontinued operations	-	(146.8)
Effect of exchange rates on cash and cash equivalents	(2.9)	(13.8)
Decrease in cash and cash equivalents	(55.9)	(92.1)
Cash and cash equivalents, beginning of period (includes $100.4 at January 1, 2022 of discontinued operations cash)	375.7	478.5
Cash and cash equivalents, end of period	$319.8	$386.4

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED NET SALES % CHANGE TO
CONSTANT CURRENCY % CHANGE
(unaudited)

	For the Three Months Ended
	June 30, 2023 vs. 2022
		Foreign	Constant
		Exchange	Currency
	% Change	Impact	% Change
Geographic Results
United States	5.0%	-%	5.0%
International	4.8	(2.4)	7.2
Total	4.9%	(1.1)%	6.0%
Product Categories
Knees
United States	9.8%	-%	9.8%
International	8.9	(2.5)	11.4
Total	9.4	(1.1)	10.5
Hips
United States	2.7	-	2.7
International	4.3	(2.8)	7.1
Total	3.5	(1.4)	4.9
S.E.T.	(0.8)	(0.5)	(0.3)
Other	5.5	(1.0)	6.5
Total	4.9%	(1.1)%	6.0%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED NET SALES % CHANGE TO
CONSTANT CURRENCY % CHANGE
(unaudited)

	For the Six Months Ended
	June 30, 2023 vs. 2022
		Foreign	Constant
		Exchange	Currency
	% Change	Impact	% Change
Geographic Results
United States	8.7%	-%	8.7%
International	5.7	(4.8)	10.5
Total	7.4%	(2.1)%	9.5%
Product Categories
Knees
United States	13.9%	-%	13.9%
International	9.8	(4.9)	14.7
Total	12.1	(2.1)	14.2
Hips
United States	7.3	-	7.3
International	5.2	(5.0)	10.2
Total	6.3	(2.5)	8.8
S.E.T	1.5	(1.4)	2.9
Other	6.4	(2.3)	8.7
Total	7.4%	(2.1)%	9.5%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED TO ADJUSTED RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2023 and 2022
(in millions, except per share amounts, unaudited)

FOR THE THREE MONTHS ENDED JUNE 30, 2023
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Restructuring and other cost reduction initiatives	Acquisition, integration, divestiture and related	Other expense, net	Provision for income taxes	Net Earnings of Zimmer Biomet Holdings, Inc.	Diluted earnings per common share
As Reported	$525.5	$138.2	$118.1	$725.8	$24.4	$7.9	$(1.2)	$66.9	$209.6	$1.00
Inventory and manufacturing-related charges(1)	(2.4)	-	-	-	-	-	-	1.7	0.7	-
Intangible asset amortization(2)	-	(138.2)	-	-	-	-	-	29.1	109.1	0.52
Restructuring and other cost reduction initiatives(3)	-	-	-	-	(24.4)	-	-	6.0	18.4	0.09
Acquisition, integration, divestiture and related(4)	-	-	-	-	-	(7.9)	-	-	7.9	0.04
Litigation(5)	-	-	-	3.8	-	-	-	(0.9)	(2.9)	(0.02)
European Union Medical Device Regulation(6)	-	-	(15.2)	-	-	-	-	3.6	11.6	0.06
Other charges(7)	-	-	-	(0.3)	-	-	(3.8)	(2.6)	(0.9)	(0.01)
Other certain tax adjustments(8)	-	-	-	-	-	-	-	(29.2)	29.2	0.14
As Adjusted	$523.2	$-	$102.9	$729.3	$-	$-	$(5.0)	$74.7	$382.8	$1.82

FOR THE THREE MONTHS ENDED JUNE 30, 2022
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other expense, net	Provision for income taxes	Net Earnings of Zimmer Biomet Holdings, Inc.	Diluted earnings per common share
As Reported	$511.0	$133.0	$99.4	$695.2	$3.0	$57.0	$7.8	$(5.5)	$(42.6)	$45.5	$153.7	$0.73
Inventory and manufacturing-related charges(1)	(4.4)	-	-	-	-	-	-	-	-	3.7	0.7	-
Intangible asset amortization(2)	-	(133.0)	-	-	-	-	-	-	-	26.7	106.3	0.51
Intangible asset impairment(9)	-	-	-	-	(3.0)	-	-	-	-	0.8	2.2	0.01
Restructuring and other cost reduction initiatives(3)	-	-	-	-	-	(57.0)	-	-	-	11.8	45.2	0.21
Quality remediation(10)	-	-	-	-	-	-	(7.8)	-	-	1.6	6.2	0.03
Acquisition, integration, divestiture and related(4)	-	-	-	-	-	-	-	5.5	-	1.5	(7.0)	(0.03)
Litigation(5)	-	-	-	(3.5)	-	-	-	-	-	1.1	2.4	0.01
European Union Medical Device Regulation(6)	-	-	(13.1)	-	-	-	-	-	-	3.0	10.1	0.05
Other charges(7)	-	-	-	(1.0)	-	-	-	-	41.7	1.1	41.6	0.20
Other certain tax adjustments(8)	-	-	-	-	-	-	-	-	-	(21.0)	21.0	0.10
As Adjusted	$506.6	$-	$86.3	$690.7	$-	$-	$-	$-	$(0.9)	$75.8	$382.4	$1.82

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED TO ADJUSTED RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2023 and 2022
(in millions, except per share amounts, unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2023
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Restructuring and other cost reduction initiatives	Acquisition, integration, divestiture and related	Other income (expense), net	Provision for income taxes from continuing operations	Net Earnings from Continuing Operations of Zimmer Biomet Holdings, Inc.	Diluted earnings from continuing operations per common share
As Reported	$1,026.3	$271.6	$228.5	$1,441.8	$66.3	$9.1	$6.5	$121.0	$442.1	$2.10
Inventory and manufacturing-related charges(1)	(6.0)	-	-	-	-	-	-	4.1	1.9	0.01
Intangible asset amortization(2)	-	(271.6)	-	-	-	-	-	56.1	215.5	1.03
Restructuring and other cost reduction initiatives(3)	-	-	-	-	(66.3)	-	-	16.3	50.0	0.24
Acquisition, integration, divestiture and related(4)	-	-	-	-	-	(9.1)	-	0.3	8.8	0.04
Litigation(5)	-	-	-	3.8	-	-	-	(0.9)	(2.9)	(0.01)
European Union Medical Device Regulation(6)	-	-	(29.2)	-	-	-	-	6.9	22.3	0.11
Other charges(7)	-	-	-	0.7	-	-	(9.5)	(4.6)	(5.6)	(0.03)
Other certain tax adjustments(8)	-	-	-	-	-	-	-	(47.4)	47.4	0.22
As Adjusted	$1,020.4	$-	$199.3	$1,446.3	$-	$-	$(3.0)	$151.8	$779.6	$3.71

FOR THE SIX MONTHS ENDED JUNE 30, 2022
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income (expense), net	Provision for income taxes from continuing operations	Net Earnings from Continuing Operations of Zimmer Biomet Holdings, Inc.	Diluted earnings from continuing operations per common share
As Reported	$1,011.0	$263.8	$196.3	$1,379.7	$3.0	$100.9	$14.3	$(3.3)	$(98.7)	$73.5	$226.7	$1.08
Inventory and manufacturing-related charges(1)	(15.3)	-	-	-	-	-	-	-	-	11.3	4.0	0.02
Intangible asset amortization(2)	-	(263.8)	-	-	-	-	-	-	-	52.6	211.2	1.00
Intangible assets impairment(9)	-	-	-	-	(3.0)	-	-	-	-	0.8	2.2	0.01
Restructuring and other cost reduction initiatives(3)	-	-	-	-	-	(100.9)	-	-	-	18.2	82.7	0.39
Quality remediation(10)	-	-	-	-	-	-	(14.3)	-	-	3.1	11.2	0.05
Acquisition, integration, divestiture and related(4)	-	-	-	-	-	-	-	3.3	-	4.5	(7.8)	(0.04)
Litigation(5)	-	-	-	(35.1)	-	-	-	-	-	8.0	27.1	0.13
European Union Medical Device Regulation(6)	-	-	(23.8)	-	-	-	-	-	-	5.3	18.5	0.09
Other charges(7)	-	-	-	(5.2)	-	-	-	-	102.2	2.5	104.9	0.50
Other certain tax adjustments(8)	-	-	-	-	-	-	-	-	-	(39.1)	39.1	0.19
As Adjusted	$995.7	$-	$172.5	$1,339.4	$-	$-	$-	$-	$3.5	$140.7	$719.8	$3.42

(1)
Inventory and manufacturing-related charges include excess and obsolete inventory charges on certain product lines we intend to discontinue and other inventory and manufacturing-related charges or gains.
(2)
We exclude intangible asset amortization as well as deferred tax rate changes on our intangible assets from our non-GAAP financial measures because we internally assess our performance against our peers without this amortization. Due to various levels of acquisitions among our peers, intangible asset amortization can vary significantly from company to company.
(3)
In December 2019 and 2021, we initiated global restructuring programs that included a reorganization of key businesses and an overall effort to reduce costs in order to accelerate decision-making, focus the organization on priorities to drive growth and to prepare for the spinoff of ZimVie. Restructuring and other cost reduction initiatives also include other cost reduction and optimization initiatives that have the goal of reducing costs across the organization. The costs include employee termination benefits; contract terminations for facilities and sales agents; and other charges, such as consulting fees, project management expenses, retention period salaries and benefits and relocation costs.
(4)
The acquisition, integration, divestiture and related gains and expenses we have excluded from our non-GAAP financial measures resulted from various acquisitions, post-separation costs we have incurred related to ZimVie and gains related to a transition services agreement for services we provide to ZimVie and a transition manufacturing and supply agreement for products we supply to ZimVie for a limited period.
(5)
We are involved in patent litigation, product liability litigation, commercial litigation and other various litigation matters. We review litigation matters from both a qualitative and quantitative perspective to determine if excluding the losses or gains will provide our investors with useful incremental information. Litigation matters can vary in their characteristics, frequency and significance to our operating results. The litigation charges and gains excluded from our non-GAAP financial measures in the periods presented relate to patent litigation and product liability litigation. Once the litigation matter has been excluded from our non-GAAP financial measures in a particular period, any additional expenses or gains from changes in estimates are also excluded, even if they are not significant, to ensure consistency in our non-GAAP financial measures from period-to-period.
(6)
The European Union Medical Device Regulation imposes significant additional premarket and postmarket requirements. The new regulations provided a transition period until May 2021 for previously-approved medical devices to meet the additional requirements. For certain devices, this transition period can be extended until May 2024. A conditional extension of the transition period has been implemented until December 2027 and 2028 depending on the legacy medical device's risk class. We are excluding from our non-GAAP financial measures the incremental costs incurred to establish initial compliance with the regulations related to our previously-approved medical devices. The incremental costs primarily relate to temporary personnel and third-party professionals necessary to supplement our internal resources.
(7)
We have incurred other various expenses from specific events or projects that we consider highly variable or that have a significant impact to our operating results that we have excluded from our non-GAAP measures. These include costs related to contract terminations and gains and losses from changes in fair value on our equity investments including our investment in ZimVie, among other various costs.
(8)
Other certain tax adjustments are related to certain significant and discrete tax adjustments including intercompany transactions between jurisdictions, ongoing impacts of tax only amortization resulting from certain restructuring transactions, impacts of significant tax reform including Swiss reform and certain favorable tax audit settlements.
(9)
In the second quarter of 2022, we recognized an impairment charge of $3.0 million on a certain in-process research and development project.
(10)
We addressed inspectional observations on Form 483 and a Warning Letter issued by the U.S. Food and Drug Administration (“FDA”) following its previous inspections of our Warsaw North Campus facility, among other matters. This quality remediation required us to devote significant financial resources. The majority of the expenses were related to consultants who helped us to update previous documents and redesign certain processes.

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES FROM
CONTINUING OPERATIONS TO FREE CASH FLOW FROM CONTINUING OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 and 2022
(in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net cash provided by operating activities from continuing operations	$348.0	$345.5	$655.6	$661.2
Additions to instruments	(85.5)	(64.2)	(168.3)	(120.6)
Additions to other property, plant and equipment	(97.2)	(40.9)	(144.0)	(77.3)
Free cash flow from continuing operations	$165.3	$240.4	$343.3	$463.3

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF GROSS PROFIT & MARGIN FROM CONTINUING OPERATIONS
TO ADJUSTED GROSS PROFIT & MARGIN FROM CONTINUING OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 and 2022
(in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net Sales	$1,869.6	$1,781.8	$3,700.6	$3,445.0
Cost of products sold, excluding intangible asset amortization	525.5	511.0	1,026.3	1,011.0
Intangible asset amortization	138.2	133.0	271.6	263.8
Gross Profit	$1,205.9	$1,137.8	$2,402.7	$2,170.2

Inventory and manufacturing-related charges	2.4	4.4	6.0	15.3
Intangible asset amortization	138.2	133.0	271.6	263.8
Adjusted gross profit	$1,346.4	$1,275.2	$2,680.2	$2,449.3

Gross margin	64.5%	63.9%	64.9%	63.0%
Inventory and manufacturing-related charges	0.1	0.2	0.2	0.4
Intangible asset amortization	7.4	7.5	7.3	7.7
Adjusted gross margin	72.0%	71.6%	72.4%	71.1%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF OPERATING PROFIT & MARGIN FROM CONTINUING OPERATIONS TO ADJUSTED OPERATING PROFIT & MARGIN FROM CONTINUING OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 and 2022
(in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating profit	$329.6	$280.9	$656.9	$479.3
Inventory and manufacturing-related charges	2.4	4.4	6.0	15.3
Intangible asset amortization	138.2	133.0	271.6	263.8
Intangible asset impairment	-	3.0	-	3.0
Restructuring and other cost reduction initiatives	24.4	57.0	66.3	100.9
Quality remediation	-	7.8	-	14.3
Acquisition, integration, divestiture and related	7.9	(5.5)	9.1	(3.3)
Litigation	(3.8)	3.5	(3.8)	35.1
European Union Medical Device Regulation	15.2	13.1	29.2	23.8
Other charges	0.3	1.0	(0.7)	5.2
Adjusted operating profit	$514.3	$498.2	$1,034.6	$937.4

Operating profit margin	17.6%	15.8%	17.8%	13.9%
Inventory and manufacturing-related charges	0.1	0.2	0.2	0.4
Intangible asset amortization	7.4	7.5	7.3	7.7
Intangible asset impairment	-	0.2	-	0.1
Restructuring and other cost reduction initiatives	1.3	3.2	1.8	2.9
Quality remediation	-	0.4	-	0.4
Acquisition, integration, divestiture and related	0.4	(0.3)	0.2	(0.1)
Litigation	(0.2)	0.2	(0.1)	1.0
European Union Medical Device Regulation	0.8	0.7	0.8	0.7
Other charges	-	0.1	-	0.2
Adjusted operating profit margin	27.5%	28.0%	28.0%	27.2%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF EFFECTIVE TAX RATE FROM CONTINUING OPERATIONS TO ADJUSTED EFFECTIVE TAX RATE FROM CONTINUING OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 and 2022
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Effective tax rate	24.2%	22.8%	21.5%	24.5%
Tax effect of adjustments made to earnings before taxes(1)	2.6	4.2	3.2	4.7
Other certain tax adjustments (2)	(10.5)	(10.5)	(8.4)	(12.9)
Adjusted effective tax rate	16.3%	16.5%	16.3%	16.3%

(1) Includes inventory and manufacturing-related charges; intangible asset amortization; intangible asset impairment; restructuring and other cost reduction initiatives; quality remediation; acquisition, integration, divestiture and related; litigation; European Union Medical Device Regulation; and other charges

(2) Other certain tax adjustments are related to certain significant and discrete tax adjustments including intercompany transactions between jurisdictions, ongoing impacts of tax only amortization resulting from certain restructuring transactions, impacts of significant tax reform including Swiss reform and certain favorable tax audit settlements

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF DEBT TO NET DEBT
AS OF JUNE 30, 2023 and DECEMBER 31, 2022
(in millions, unaudited)

	June 30, 2023	December 31, 2022
Debt, both current and long-term	$5,709.4	$5,696.5
Cash and cash equivalents	(319.8)	(375.7)
Net debt	$5,389.6	$5,320.8